FOURTH
                          AMENDMENT TO CREDIT AGREEMENT

         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (the "Fourth Amendment"), is executed as of the 29th day of December, 1999, by and between PLASMA-THERM, INC., a Florida corporation whose address is 10050 16th Street North, St. Petersburg, Florida 33716 (hereinafter called "Borrower") and BANK OF AMERICA, N.A., a national banking association, d/b/a NationsBank, N.A., successor to NationsBank, N.A., f/k/a NationsBank, N.A. (South), whose address is 101 E. Kennedy Boulevard, 5th Floor (FL1-400-05-03), Tampa, Florida 33602 (hereinafter called "Lender").

                              W I T N E S S E T H:

         WHEREAS, on April 18, 1997, Borrower and Lender executed that certain Credit Agreement (the "Credit Agreement") to set forth the terms and provisions relating to certain loans made by Lender to Borrower.

         WHEREAS, the Credit Agreement was amended on March 25, 1998 (the "First Amendment"), December 8, 1998 (by letter agreement) (the "Letter Amendment"), February 18, 1999 (the "Second Amendment"), and May 31, 1999 (the "Third Amendment").

         WHEREAS, simultaneously with entering into this Fourth Amendment, Borrower has modified that certain construction/term loan made by Lender to Borrower on February 18, 1999, in the original principal amount of $4,500,000.00.

         WHEREAS, in connection with the aforesaid modification, Lender and Borrower desire to amend the Credit Agreement, as previously amended by the First Amendment, Letter Amendment, Second Amendment and Third Amendment.

         NOW THEREFORE, for and in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged by all of the parties hereto, the parties hereby covenant and agree as follows:

         1. AMENDMENTS TO CREDIT AGREEMENT. The terms of the Credit Agreement, First Amendment, Letter Amendment, Second Amendment and Third Amendment are hereby modified, supplemented and amended as follows:

                  a. The Borrowing Base Certificate attached as Exhibit "A" to the Credit Agreement is hereby deleted in its entirety and replaced by that certain Borrowing Base Certificate Form attached hereto as Exhibit "A" to this Fourth Amendment.

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                  b. Sections 6x. and 6y. of the Credit Agreement as set forth in Section 1m. of the Third Amendment are hereby deleted in their entirety.

                  c. The Credit Agreement is hereby amended to add the following subsections cc., dd. and ee. to Section 6:

                     cc. The Borrower shall maintain minimum quarterly revenue
                  of not less than $10,000,000.00.

                     dd. The Borrower shall maintain minimum quarterly EBITDA of not less than $1,400,000.00.

                     ee. The Borrower shall submit to the Lender company
                  prepared financial statements for the three-month period ended November 30, 1999, not later than December 31, 1999.

                  d. Section 7i. of the Credit Agreement as amended by Section 1n. of the Third Amendment is hereby deleted in its entirety and replaced by the following:

                     i. The Borrower shall maintain a Cash Flow Coverage
                  Ratio of 2.00 to 1.00. Cash Flow Coverage Ratio is defined as EBITDA less fifty percent (50%) of capital expenditures, less shareholder distributions, less share repurchases, less tax expense, all divided by current maturities of long term debt and capital lease obligations and interest expense. EBITDA shall be defined as net earnings plus interest expense, less interest income, plus income tax expense, plus depreciation expense, plus amortization expense. For purposes of calculating the EBITDA, capital expenditures, interest expense and income tax expense, the Borrower's third quarter 1999 shall be multiplied by four (4), the Borrower's third and fourth quarter 1999 performance shall be multiplied by two
                  (2), and the Borrower's third and fourth quarter 1999 and first quarter 2000 will be multiplied by 1.33. Beginning at the fiscal quarter ended May 31, 2000, EBITDA, interest expense, capital expenditures and income tax expense shall be calculated based on the last four consecutive fiscal quarters.

                           In addition, for purposes of calculating the Cash
                  Flow Coverage Ratio, the current maturities of long term debt and capital leases in the denominator shall be the greater of actual current maturities from the financial statements or $550,000.00. Also, interest

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

                  expense in the denominator shall be the greater of the interest expense as determined in the prior paragraph or $500,000.00.

                           For purposes of calculating EBITDA, net income shall
                  exclude any net gains on the sale, conversion or other disposition of capital assets, net gains on the acquisition, retirement, sale or other disposition of capital stock and other securities of the Borrower and any subsidiaries, net gains on the collection of proceeds of life insurance policies, any right-up of any asset, any other net gain or credit of an extraordinary nature, all determined in accordance with GAAP.

                  e. The Credit Agreement is hereby amended to add the following subsection k. to Section 7:

                  k. Make any shareholder dividend payments or incur any cash outflow for the repurchase of its capital stock without prior written approval from the Lender.

The Credit Agreement, as modified by the First Amendment, the Letter Amendment, the Second Amendment, the Third Amendment and this Fourth Amendment shall remain in full force and effect, shall conform fully with this Fourth Amendment, and shall apply with full force and effect to the Loans described in the Credit Agreement.

         2. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby restates, reaffirms, and where necessary updates, all representations and warranties set forth in Section 8 of the Credit Agreement and elsewhere in the Credit Agreement, as amended from time to time.

         3. OTHER TERMS AND CONDITIONS. Except as set forth herein, all other terms and conditions of the Credit Agreement and the First Amendment, the Letter Amendment, the Second Amendment and the Third Amendment shall remain in full force and effect and shall be binding upon the Lender and the Borrower pursuant to their terms, and the Borrower and Lender hereby ratify and reaffirm all covenants, obligations, terms, conditions and provisions under the Credit Agreement.


             The remainder of this page is intentionally left blank.


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

         IN WITNESS WHEREOF, Borrower and Lender have executed this Third Amendment the day and year first above written.


Signed, sealed and delivered in    PLASMA-THERM, INC., a Florida
the presence of:                   corporation ("Borrower")

 /s/ MICHELLE A. DOWLING
 -----------------------
 Signature of Witness


 /s/ MICHELLE A. DOWLING           By: /s/ STACY L. WAGNER
 -----------------------              -------------------
 Legibly Print Name of Witness        Stacy L. Wagner
                                      Vice President and Chief Financial Officer

 /s/ NEDRA MILLNER
 -----------------
Signature of Witness                    (CORPORATE SEAL)


 /s/ NEDRA MILLNER
 -----------------
Legibly Print Name of Witness


                                   BANK OF AMERICA, N.A., a national banking
 /s/ LINDA R. EARLS                association, d/b/a NationsBank, N.A.,
 ------------------                successor to NationsBank, N.A., f/k/a
 Signature of Witness              NationsBank, N.A. (South) ("Lender")

 /s/ LINDA R. EARLS
 ------------------
 Legibly Print Name of Witness     By: /s/ SADAHRI W. BERRY
                                       --------------------
 /s/ JEAN L.L. MILLER                  Sadahri W. Berry
 --------------------                  Vice President
Signature of Witness

 /s/ JEAN L.L. MILLER                   (CORPORATE SEAL)
 --------------------
Legibly Print Name of Witness


STATE OF GEORGIA  )
COUNTY OF CLAYTON )

         The foregoing instrument was acknowledged before me this 29th day of December, 1999, by STACY L. WAGNER, as Vice President and Chief Financial Officer of PLASMA-THERM, INC., a Florida corporation, on behalf of the corporation. She is |_| personally known to me or |X| has produced FLORIDA DRIVER'S LICENSE as identification.

       Notary Public, Fulton County Georgia
       My Commission Expires August 22, 2003

My commission expires:                       /s/ MICHELLE A. DOWLING
                      ---------------------  --------------------------
                                             Signature of Notary Public

                        (SEAL)               MICHELLE A. DOWLING
                                             -------------------
                                             Legibly Print Name of Notary Public

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

                                   EXHIBIT "A"

                         BORROWING BASE CERTIFICATE FORM
                                   Page 1 of 2



BANK OF AMERICA, N.A.                                  DATE:  __________________
P.O. Box 31590
FL1-010-02-01
Tampa, Florida  33631

Credit Agreement between us, the undersigned hereby certifies to you, as of the above date, the following:


(A)  Aggregate amount of domestic Accounts as of the applicable month end              $
                                                                                       ------------------------

(B) Less Ineligible Accounts (Accounts which do not meet the definition of Eligible Accounts): $

(C)  Net Amount of Eligible domestic Accounts (A)-(B)                                  $
                                                                                       ------------------------

(D)  80% of Item (C)                                                                   $
                                                                                       ------------------------

(E)  Foreign accounts less than 60 days old backed by letters of credit                $
                                                                                       ------------------------

(F)  80% of Item (E)                                                                   $

(G)  The lesser of:  25% of raw materials inventory (excluding all raw material inventory on hand in excess of one year old) OR $3,000,000.00
                                                                                       $
                                                                                       ------------------------

(H)  Total items (D), (F) and (G)                                                      $
                                                                                       ------------------------

(I)  The lesser of $10,000,000 and Item (H)                                            $
                                                                                       ------------------------

(J)  The aggregate unpaid principal Line Loan we now owe Lender as of the applicable
     month end                                                                         $
                                                                                       ------------------------

(K)  The aggregate amount of issued, outstanding Standby Letters of Credit as of the
     applicable month end                                                              $
                                                                                       ------------------------

(L)  Total of unpaid principal Line Loan and issued Standby Letters of Credit is as
     of the applicable month end                                                       $
                                                                                       ------------------------

(M)  Availability [(I)-(J)] [If Item (M) is negative, paydown of at least a like amount is required or establishment of minimum liquidity of equal
     amount, to Lender's satisfaction]                                                 $
                                                                                       ------------------------

                                   EXHIBIT "A"

                         BORROWING BASE CERTIFICATE FORM
                                   Page 2 of 2


The undersigned hereby certifies, represents and warrants to Bank of America, N.A., a national banking association as follows:

1. All of the representations and warranties contained in the Credit Agreement or in any other Loan Document are true and correct in all material respects on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

2. No event has occurred, or would result from the Advance made in connection herewith, that constitutes an Event of Default or a Default that, with the giving of notice, the passage of time, or both would constitute an Event of Default under the Credit Agreement or any other Loan Document.

3. The description of Eligible Accounts and the values assigned thereto are true and correct in all material respects.

4. The aggregate unpaid principal balance of the Line Loan does not exceed the lesser of (i) the Line Commitment or (ii) the Borrowing Base, unless adequate minimum liquidity has been established to Lender's satisfaction.

Unless the context otherwise requires, all capital terms used in this Certificate if not separately defined herein, shall have the meanings assigned to them in the Credit Agreement.



PLASMA-THERM, INC., a Florida corporation


By:   __________________________________________
      Stacy L. Wagner
      Vice President and Chief Financial Officer


Date: __________________________________________


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